UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 3, 2006

Alpha Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32423	02-0733940
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Alpha Place, P.O. Box 2345, Abingdon, Virginia		24212
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	276-619-4410

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Alpha NR Holding, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-124319-17	02-0590704
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Alpha Place, P.O. Box 2345, Abingdon, Virginia		24212
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	276-619-4410

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 3, 2006, the Compensation Committee of the Board of Directors of Alpha Natural Resources, Inc. ("ANR") approved a revised form of Restricted Stock Agreement to reflect future grants of restricted shares of ANR common stock to participants in ANR's 2005 Long-Term Incentive Plan (the "LTIP"), and a form of Performance Share Award Agreement to reflect future grants of performance shares to participants in the LTIP, which form agreements are attached as Exhibits 10.1 and 10.2 to this report, respectively, and are incorporated herein by this reference. In connection with its adoption of the form of Performance Share Award Agreement, the Compensation Committee established that the performance period for performance shares awarded under the LTIP in 2006 will be for a three-year period commencing on January 1, 2006, with the payout of shares of ANR stock following the end of the performance period to be based on an amount equal to a percentage of the participant's annual base salary multiplied by a percentage ranging from 0% to 200% determined by the extent to which ANR achieves targeted growth in operating income and return on invested capital during the performance period.

Item 9.01 Financial Statements and Exhibits.

10.1 Form of Restricted Stock Agreement for Alpha Natural Resources, Inc. 2005 Long-Term Incentive Plan (for grants after March 3, 2006)

10.2 Form of Performance Share Award Agreement for Alpha Natural Resources, Inc. 2005 Long-Term Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

March 9, 2006	By:	Vaughn R. Groves

Name: Vaughn R. Groves
Title: Vice President, General Counsel and Secretary

Alpha NR Holding, Inc.

March 9, 2006	By:	Vaughn R. Groves

Name: Vaughn R. Groves
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement for Alpha Natural Resources, Inc. 2005 Long-Term Incentive Plan (for grants after March 3, 2006)
10.2	Form of Performance Share Award Agreement for Alpha Natural Resources, Inc. 2005 Long-Term Incentive Plan